METZLER/PAYDEN
    [LOGO]


prospectus December 30, 2002


GLOBAL STOCK FUNDS
European Tactical Allocation Fund
European Emerging Markets Fund
Euroland Blue Chip Fund
European Growth Fund
International Equity Fund

The Metzler/Payden Investment Group (the "Group") has registered the shares of each Fund with the U.S. Securities and Exchange Commission ("SEC").
That registration does not imply that the SEC approves or disapproves the securities described in, or has passed on the adequacy of, this prospectus.
Any representation to the contrary is a criminal offense.

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[METZLER/PAYDEN LOGO]

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                     GLOBAL EQUITY FUNDS......................................    3
                                                         European Tactical Allocation Fund....................    4
                                                         European Emerging Markets Fund.......................    6
                                                         Euroland Blue Chip Fund..............................    8
                                                         European Growth Fund.................................    8
                                                         International Equity Fund............................    8
                                                     Additional Investment Strategies and Related Risks.......    9
                                                     Management of the Funds..................................   11
                                                     Net Asset Value..........................................   12
                                                     Dividends, Distributions and Taxes.......................   13
                                                     Shareholder Services.....................................   14
                                                     How to Redeem Shares.....................................   16
                                                     How to Purchase Shares...................................   17
                                                     Appendix A: Privacy Notice...............................   18

2                                                                 Metzler/Payden

Prospectus                                                                    3


GLOBAL EQUITY FUNDS

4


EUROPEAN TACTICAL ALLOCATION FUND

INVESTMENT OBJECTIVE:

The Fund seeks long-term capital appreciation.

Prospectus                                                                    5

PRINCIPAL INVESTMENT STRATEGIES:

- Under normal market conditions, the Fund invests at least 80% of its total assets in the equity and fixed income securities of European issuers. The Fund allocates its assets between a common and preferred stock portfolio and a debt securities portfolio, in which each portfolio will be at least 20% of the total assets of the Fund, and may range up to 80% of the total assets of the Fund. The first step in this allocation process involves a macroeconomic analysis in which the Adviser assesses the attractiveness, from an economic and political perspective, of the different regions and sectors. As the second step, the Adviser then examines the forecasted bond yield versus the forecasted equity earnings yield for issuers from those regions and sectors.


- The Fund invests the equity portfolio primarily in the securities of issuers, whatever the level of capitalization, organized or headquartered in Europe.

     - The portfolio structure depends on a top-down decision making process regarding the active weights of sectors and regions within the portfolio.

     - The Advisor selects individual equity securities using a proprietary quantitative sector-based model that screens and ranks all publicly traded common stocks in a specific sector/region based on indicators such as price earnings ratio, earnings profile, price to book ratio, price to cash flow ratio and dividend yield.

     - The Advisor performs in depth qualitative research on the top ranked names. This may involve, among other things, on-site company visits, management interviews and evaluation of corporate earnings estimates.

     - The Fund may invest in exchange traded funds and other equity market derivative instruments as a means to efficiently add specific sector, country or style exposure to the equity portfolio and to invest smaller amounts of cash generally related to miscellaneous daily cash flows.

- The Fund invests the debt securities portfolio primarily in a wide variety of investment grade debt securities of issuers organized or headquartered in Europe, but it may invest up to 20% of its total assets in debt securities rated below investment grade. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor's (at least BBB), Moody's (at least Baa) or Fitch (at least BBB), or are securities that the Advisor determines to be of comparable quality. Further information regarding credit ratings is in Appendix A. The Fund invests in debt securities of any maturity, and there is no limit on the maximum average portfolio maturity of the debt securities portfolio.

- The Fund may invest up to 20% of its total assets in equity or fixed income securities of issuers organized or headquartered in European emerging market countries.

- Securities are sold when deemed appropriate by the Adviser and consistent with the Fund's investment objectives and policies.

- The Fund invests in securities trading (and paying dividends, interest and principal) in euros and other foreign currencies, and the currency exposure is based on fundamental economic analysis, incorporating central bank studies and technical analysis. The Fund may, depending on the market outlook, hedge this foreign currency exposure to the U.S. dollar, but is not required to do so.

- The Fund is "non-diversified", which means that the Advisor may from time to time invest a large percentage of the Fund's assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

- The Fund is affected by price movements in both the stock and bond markets. When its allocation strategy results in a primary emphasis on stocks, the Fund's volatility will be more like an equity portfolio than a balanced portfolio. However, under normal circumstances the Fund's volatility should be less than a stock portfolio.

- The Fund's investment results depend not only on the selection of specific portfolio securities, but also on the Advisor's ability to anticipate correctly the relative performance and risk of stocks and debt securities. The Fund's investment results would underperform other balanced funds, for example, if only a small portion of the Fund's assets were allocated to stocks during a significant equity market advance, or if a major portion of its assets were allocated to stocks during a market decline. Similarly, the Fund's performance could deteriorate if the Fund were substantially invested in debt securities at a time when interest rates increased. By investing in the Fund, therefore, you could lose money.

- By investing in stocks, the Fund exposes you to certain risks, including a sudden decline in a holding's share price, or an overall decline in the stock market. As with a stock fund, the value of your investment will fluctuate on a daily basis with movements in the stock market, as well as in response to activities of individual companies whose stock the Fund owns.

- When interest rates rise, the market prices of fixed income securities usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund's average portfolio maturity, the greater the price fluctuation. The value of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as ability to make principal and interest payments or its credit ratings.

- Investing in foreign securities poses additional risk. The performance of foreign securities depends on different political and economic environments and on other overall economic conditions in countries where the Fund invests its assets. In addition, emerging markets tend to be more volatile than the U.S. market or other more developed markets. Fluctuations in foreign currency exchange rates may also adversely affect the value of securities in which the Fund has invested.

- Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the Fund's price may fluctuate more than larger-cap mutual funds.

- The Fund is "non-diversified," which means it may invest in fewer securities than a "diversified" mutual fund. As a result, events that affect a few - or even one - of the Fund's investments may have a greater impact on the value of the Fund's shares than for a diversified fund.

PAST FUND PERFORMANCE:


                The Fund began operations on December 30, 2002.

6                                                                 Metzler/Payden

FEES AND EXPENSES:

   The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund. The Fund does not have any front-end or deferred sales loads and does not charge you for reinvesting dividends.

SHAREHOLDER FEES
    (fees paid directly from your investment)
    Redemption Fee (if applicable)*               1.00 %
ANNUAL FUND OPERATING EXPENSES
    (expenses deducted from Fund assets)
    Management Fee                                0.75 %
    Other Expenses**                              0.75 %
                                                  ------
TOTAL ANNUAL FUND OPERATING EXPENSES***           1.50 %
    Fee Waiver or Expense Reimbursement****       0.55 %
NET ANNUAL FUND OPERATING EXPENSES                0.95 %

    * You will be charged a redemption fee equal to 1% of the volume of the shares being redeemed, if you redeem or exchange shares within 60 days of purchase of the shares.

    ** Other Expenses are based on estimated amounts for the current fiscal year.

    *** The Adviser has guaranteed that, for so long as it is the investment adviser to the Fund, Total Annual Fund Operating Expenses (excluding interest and taxes) will not exceed 1.50%.

    **** The Adviser has agreed to reduce its fees or absorb expenses to limit
         Net Annual Fund Operating Expenses (excluding interest and taxes) to 0.95%. This contract has a one-year term, renewable at the end of each fiscal year.

Example of Fund Expenses: This example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes (a) a $10,000 initial investment, (b) 5% total return each year, and (c) no change in Net Annual Fund Operating Expenses for the 1 year period, or in Total Annual Fund Operating Expenses for the 3 year period. The example is for comparison only. Your actual expenses and returns will be different.

                                     1 YEAR      3 YEARS
                                     ------      -------
                                       $97        $ 423


EUROPEAN EMERGING MARKETS FUND

INVESTMENT OBJECTIVE:

-  The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:


- Under normal market conditions, the Fund invests at least 80% of its total assets in the equity securities of issuers, whatever the level of capitalization, organized or headquartered in European emerging market countries, including for example Hungary, the Czech Republic, the states of the former Yugoslavia, Albania, Bulgaria, Romania, Turkey, the Baltic countries and the former Russian Republic countries located in Europe.

- The Fund invests in the equity securities of companies that have the potential for above average long-term growth. Essential elements of the selection process include evaluation of macroeconomic factors in each country combined with political conditions, foreign exchange fluctuations and tax considerations. The investment process includes a proprietary quantitative bottom-up based model that screens and ranks stocks in a specific country based on such indicators as price earnings ratio, earnings profile, price to book ratio, price to cash flow ratio and dividend yield.

- The Advisor then performs in-depth qualitative research on the top ranked names. This may involve, among other things, on-site company visits, management interviews and valuation of corporate earnings estimates. Securities are sold when deemed appropriate by the Adviser and consistent with the Fund's investment objectives and policies.

- The Fund invests in equity securities trading and paying dividends in euros and other foreign currencies, and the currency exposure is based on fundamental economic analysis, incorporating central bank studies and technical analysis. The Fund may, depending on the market outlook, hedge this foreign currency exposure to the U.S. dollar, but is not required to do so.

- The Fund is "non-diversified," which means that the Advisor may from time to time invest a large percentage of the Fund's assets in securities of a limited number of issuers.

Prospectus                                                                    7

PRINCIPAL INVESTMENT RISKS:

- By investing in stocks, the Fund may expose you to certain risks, including a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of the individual companies whose stocks the Fund owns. By investing in the Fund, therefore, you could lose money.

- Investing in foreign securities poses additional risks. The performance of foreign securities depends on different political and economic environments and on other overall economic conditions in countries where the Fund invests. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities in which the Fund has invested.

- Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the Fund's price may fluctuate more than larger-cap mutual funds.

- The Fund is "non-diversified," which means it may invest in fewer securities than a "diversified" mutual fund. As a result, events that affect a few -- or even one -- of the Fund's investments may have a greater impact on the value of the Fund's shares than for a diversified fund.

PAST FUND PERFORMANCE:

   The Fund began operations on December 30, 2002.

FEES AND EXPENSES:

   The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund. The Fund does not have any front-end or deferred sales loads and does not charge you for reinvesting dividends.

SHAREHOLDER FEES
    (fees paid directly from your investment)
    Redemption Fee (if applicable)*               1.00 %
ANNUAL FUND OPERATING EXPENSES
    (expenses deducted from Fund assets)
    Management Fee                                0.75 %
    Other Expenses**                              0.75 %
                                                  ------
TOTAL ANNUAL FUND OPERATING EXPENSES***           1.50 %
    Fee Waiver or Expense Reimbursement****       0.55 %
NET ANNUAL FUND OPERATING EXPENSES                0.95 %


    * You will be charged a redemption fee equal to 1% of the value of the shares being redeemed if you redeem or exchange shares within 60 days of purchase of the shares.

    ** Other Expenses are based on estimated amounts for the current fiscal year.

    *** The Adviser has guaranteed that, for so long as it is the investment adviser to the Fund, Total Annual Fund Operating Expenses (excluding interest and taxes) will not exceed 1.50%.

8                                                                 Metzler/Payden


**** The Adviser has agreed to reduce its fees or absorb expenses to limit Net Annual Fund Operating Expenses (excluding interest and taxes) to 0.95%. This contract has a one-year term, renewable at the end of each fiscal year.

Example of Fund Expenses: This example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes (a) a $10,000 initial investment, (b) 5% total return each year, and (c) no change in Net Annual Fund Operating Expenses for the 1 year period, or in Total Annual Fund Operating Expenses for the 3 year period. The example is for comparison only. Your actual expenses and returns will be different.

                                1 YEAR      3 YEARS
                                ------      -------
                                 $ 97        $ 423

EUROLAND BLUE CHIP FUND

INVESTMENT OBJECTIVE:

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

- Under normal market conditions, the Fund invests at least 80% of its assets in the equity securities of forty to one hundred large capitalization issuers organized or headquartered in the Euroland countries. These countries currently include Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

- The Fund generally invests in issuers from a wide variety of market sectors. These sectors include automobiles, banks, basic resources (e.g., mining/metals and forest/paper products), chemicals, construction, cyclical goods (e.g., entertainment, travel and home construction), energy, food and beverage, healthcare, industrial goods, insurance, media, non-cyclical goods (e.g., food retailers/wholesalers, cosmetics and household products), retail, technology, telecommunications and utilities.

-       The Adviser uses the following process in selecting individual stocks:


        - Within each market sector, the Euroland stocks are ranked by market capitalization. The largest stocks are added to the selection list until the coverage is approximately 60% of the total market capitalization of the particular market sector.

        - The Adviser weights each market sector based on the Adviser's performance expectations for the sector, taking into account the macroeconomic outlook for that market sector.

        - The Adviser then chooses the individual stocks from the market sector selection lists based on a proprietary quantitative sector-based model. This model screens and ranks the stocks in each market sector selection list based on such indicators as price earnings ratio, earnings profile, price to book ratio, price to cash flow ratio and dividend yield.

        - In addition, the Adviser performs in-depth qualitative research on the selected issuers. This may involve, among other things, on-site company visits, management interviews and valuation of corporate earnings estimates.

- Securities are sold when deemed appropriate by the Adviser and consistent with the Fund's investment objectives and policies.

- The Fund invests in equity securities trading and paying dividends in euros and other foreign currencies, and the currency exposure is based on fundamental economic analysis, incorporating central bank studies and technical analysis. The Fund may, depending on the market outlook, hedge this foreign currency exposure to the U.S. dollar, but is not required to do so.

PRINCIPAL INVESTMENT RISKS:

- By investing in stocks, the Fund may expose you to certain risks, including a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of the individual companies whose stocks the Fund owns. By investing in the Fund, therefore, you could lose money.

- Investing in foreign securities poses additional risks. The performance of foreign securities depends on different political and economic environments and on other overall economic conditions in countries where the Fund invests. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities in which the Fund has invested.

PAST FUND PERFORMANCE:

        The Fund began operations on December 30, 2002.

FEES AND EXPENSES:

   The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund. The Fund does not have any front-end or deferred sales loads and does not charge you for reinvesting dividends.


SHAREHOLDER FEES
    (fees paid directly from your investment)
    Redemption Fee (if applicable)*               1.00 %
ANNUAL FUND OPERATING EXPENSES
    (expenses deducted from Fund assets)
    Management Fee                                0.75 %
    Other Expenses**                              0.75 %
                                                  ------
TOTAL ANNUAL FUND OPERATING EXPENSES***           1.50 %
    Fee Waiver or Expense Reimbursement****       0.55 %
NET ANNUAL FUND OPERATING EXPENSES                0.95 %


   * You will be charged a redemption fee equal to 1% of the value of the shares being redeemed if you redeem or exchange shares within 60 days of purchase of the shares.

  ** Other Expenses are based on estimated amounts for the current fiscal year.

 *** The Adviser has guaranteed that, for so long as it is the investment adviser to the Fund, Total Annual Fund Operating Expenses (excluding interest and taxes) will not exceed 1.50%.

**** The Adviser has agreed to reduce its fees or absorb expenses to limit Net Annual Fund Operating Expenses (excluding interest and taxes) to 0.95%. This contract has a one-year term, renewable at the end of each fiscal year.

Example of Fund Expenses: This example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes (a) a $10,000 initial investment, (b) 5% total return each year, and (c) no change in Net Annual Fund Operating Expenses for the 1 year period, or in Total Annual Fund Operating Expenses for the 3 year period. The example is for comparison only. Your actual expenses and returns will be different.

                                1 YEAR      3 YEARS
                                ------      -------
                                 $ 97        $ 423


EUROPEAN GROWTH FUND

Investment Objective:

The Fund seeks long-term capital appreciation.

Principal Investment Strategies:

- Under normal market conditions, the Fund invests at least 80% of its total assets in a portfolio of the common and preferred stocks of issuers organized or headquartered in European countries, including emerging markets countries. These stocks, whatever the level of capitalization of the issuer, are characterized as growth stocks -- that is, stocks of issuers with earnings and revenue potential which the Adviser believes, over the long term, carry a greater than average chance of increasing in value.

-       The portfolio structure depends on a bottom-up stock picking process:

        - First, the Advisor selects individual equity securities based on a proprietary quantitative sector-based model that screens and ranks all stocks in a specific sector/country based on such indicators as price earnings ratio, earnings profile, price to book ratio, price to cash flow ratio and dividend yield.

        - Second, the Advisor then performs in-depth qualitative research on the top ranked names. This may involve, among other things, on-site company visits, management interviews and evaluation of corporate earnings estimates.

- Securities are sold when deemed appropriate by the Adviser and consistent with the Fund's investment objectives and policies.

- The Fund invests in equity securities trading and paying dividends in euros and other foreign currencies, and the currency exposure is based on fundamental economic analysis, incorporating central bank studies and technical analysis. The Fund may, depending on the market outlook, hedge this foreign currency exposure to the U.S. dollar, but is not required to do so.

- The Fund is "non-diversified," which means that the Advisor may from time to time invest a large percentage of the Fund's assets in securities of a limited number of issuers.

Principal Investment Risks:

- By investing in stocks, the Fund may expose you to certain risks, including a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of the individual companies whose stocks the Fund owns. By investing in the Fund, therefore, you could lose money.

- Investing in foreign securities poses additional risks. The performance of foreign securities depends on different political and economic environments and on other overall economic conditions in countries where the Fund invests. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities in which the Fund has invested.

- Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the Fund's price may fluctuate more than larger-cap mutual funds.

- The Fund is "non-diversified," which means it may invest in fewer securities than a "diversified" mutual fund. As a result, events that affect a few - or even one - of the Fund's investments may have a greater impact on the value of the Fund's shares than for a diversified fund.

Past Fund Performance:

The Fund began operations on December 31, 2002.

Fees and Expenses:

   The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund. The Fund does not have any front-end or deferred sales loads and does not charge you for reinvesting dividends.


SHAREHOLDER FEES
    (fees paid directly from your investment)
    Redemption Fee (if applicable)*               1.00 %
ANNUAL FUND OPERATING EXPENSES
    (expenses deducted from Fund assets)
    Management Fee                                0.75 %
    Other Expenses**                              0.75 %
                                                  ------
TOTAL ANNUAL FUND OPERATING EXPENSES***           1.50 %
    Fee Waiver or Expense Reimbursement****       0.55 %
NET ANNUAL FUND OPERATING EXPENSES                0.95 %


   * You will be charged a redemption fee equal to 1% of the volume of the shares being redeemed, if you redeem or exchange shares within 60 days of purchase of the shares.

  ** Other Expenses are based on estimated amounts for the current fiscal year.

 *** The Adviser has guaranteed that, for so long as it is the investment adviser to the Fund, Total Annual Fund Operating Expenses (excluding interest and taxes) will not exceed 1.50%.

**** The Adviser has agreed to reduce its fees or absorb expenses to limit Net Annual Fund Operating Expenses (excluding interest and taxes) to 0.95%. This contract has a one-year term, renewable at the end of each fiscal year.

Example of Fund Expenses: This example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes (a) a $10,000 initial investment, (b) 5% total return each year, and (c) no change in Net Annual Fund Operating Expenses for the 1 year period, or in Total Annual Fund Operating Expenses for the 3 year period. The example is for comparison only. Your actual expenses and returns will be different.

                                1 YEAR      3 YEARS
                                ------      -------
                                 $ 97        $ 423

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE:

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

- The Fund normally invests at least 80% of its assets in the equity securities of international companies.

- In selecting investments for the Fund, the Adviser defines a company as "international" if it is domiciled or organized outside of the United States. However, a business organized or domiciled in the United States also qualifies as an international company if more than 50% of its assets are located outside the United States or more than 50% of its gross income is derived from outside the United States.

- While the Fund does not limit the percentage of assets invested in the equity securities of international companies located in any particular geographic region or country, the Fund's assets are primarily invested in the equity securities of international companies domiciled or operating in countries that are represented in developed market stock indices, such as Canada, Australia, Europe, the Far East and Latin America.

- In addition, the Fund may invest in the equity securities of international companies located in emerging markets countries or countries with developing securities markets. In the case of companies located in countries with less developed securities markets or securities markets that may be more difficult to access, the Fund may invest in closed-end investment companies that are authorized to invest in those countries.

- The Adviser generally takes a "bottom-up" approach to selecting companies. In other words, the Adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Adviser makes this assessment by looking at companies individually, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing securities. Securities are sold when deemed appropriate by the Adviser and consistent with the Fund's investment objective and policies.

- While the Fund invests primarily in common stocks, it may also invest in preferred stocks, warrants and securities convertible into common or preferred stocks.

- The Fund generally expects to utilize exchange-traded futures contracts to gain exposure to Asia/Pacific stock markets and other non-U.S. stock markets.

- The Adviser may adjust the Fund's exposure to any particular currency from time to time based on its view of the strength or weakness of that currency relative to the U.S. dollar. In making this decision, the Adviser considers factors such as medium to long term relative economic fundamentals and short term technical pressures. Such currency exposure is managed primarily through currency forward contracts and option contracts.

- The Fund is "non-diversified," which means that the Adviser may from time to time invest a large percentage of the Fund's assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

- By investing in stocks, the Fund may expose you to certain risks, including a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of the individual companies whose stocks the Fund owns. By investing in the Fund, therefore, you could lose money.

- Investing in foreign securities poses additional risks. The performance of foreign securities depends on different political and economic environments and on other overall economic conditions in countries where the Fund invests. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities in which the Fund has invested.

- Futures contracts involve a variety of risks, including for example, the inability to close out a position because of a lack of a liquid market. In addition, futures can be highly volatile and could reduce the Fund's total return.

- The Fund is "non-diversified," which means it may invest in fewer securities than a "diversified" mutual fund. As a result, events that affect a few -- or even one -- of the Fund's investments may have a greater impact on the value of the Fund's shares than for a diversified fund.

PAST FUND PERFORMANCE:

   The Fund began operations on December 30, 2002.

FEES AND EXPENSES:

   The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund. The Fund does not have any front-end or deferred sales loads and does not charge you for reinvesting dividends.

SHAREHOLDER FEES
    (fees paid directly from your investment)
    Redemption Fee (if applicable)*               1.00 %
ANNUAL FUND OPERATING EXPENSES
    (expenses deducted from Fund assets)
    Management Fee                                0.75 %
    Other Expenses**                              0.75 %
                                                  ------
TOTAL ANNUAL FUND OPERATING EXPENSES***           1.50 %
    Fee Waiver or Expense Reimbursement****       0.55 %
NET ANNUAL FUND OPERATING EXPENSES                0.95 %

   * You will be charged a redemption fee equal to 1% of the value of the shares being redeemed if you redeem or exchange shares within 60 days of purchase of the shares.

   ** Other Expenses are based on estimated amounts for the current fiscal year.

   *** The Adviser has guaranteed that, for so long as it is the investment adviser to the Fund, Total Annual Fund Operating Expenses (excluding interest and taxes) will not exceed 1.50%.

   **** The Adviser has agreed to reduce its fees or absorb expenses to limit
        Net Annual Fund Operating Expenses (excluding interest and taxes) to 0.95%. This contract has a one-year term, renewable at the end of each fiscal year.

Example of Fund Expenses: This example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes (a) a $10,000 initial investment, (b) 5% total return each year, and (c) no change in Net Annual Fund Operating Expenses for the 1 year period, or in Total Annual Fund Operating Expenses for the 3 year period. The example is for comparison only. Your actual expenses and returns will be different.

                              1 YEAR    3 YEARS
                              ------    -------
                                $97      $ 423

Prospectus                                                                    9

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------------------------

DEPOSITORY RECEIPTS. Each Fund may invest in depository receipts. American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") are used to invest in foreign issuers. Generally, an ADR is a dollar-denominated security issued by a U.S. bank or trust company, which represents, and may be converted into, the underlying security that is issued by a foreign company. Generally, an EDR represents a similar securities arrangement but is issued by a European bank, while GDRs are issued by a depository. ADRs, EDRs and GDRs may be denominated in a currency different from the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets and EDRs, in bearer form, are designed for issuance in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.

REGISTERED INVESTMENT COMPANIES. Each Fund may invest in exchange-traded funds ("ETFs"), shares of equity index mutual funds and other broad equity market derivative instruments. However, under the Investment Company Act of 1940, the Group and its affiliated persons may not hold in the aggregate more than 3% of the outstanding ETFs or shares of any such equity index mutual fund.

    ETFs are shares of a portfolio designed to track closely the performance of any one or an array of market indexes. Examples include the MSCI Germany Index Fund, the MSCI France Index Fund and the MSCI Europe Index Fund. There are approximately thirty ETFs tracking foreign market indexes with $3 billion in assets as of December, 2001. ETFs trade on the American Stock Exchange, the Chicago Board Options Exchange and the New York Stock Exchange in the same way shares of publicly held companies trade on such exchanges. They may be traded any time during normal trading hours, using all of the portfolio management approaches associated with stocks, e.g., market orders, limit orders, or stop orders. They are also subject to the risks of trading halts due to market conditions or other reasons. In addition, investment in such an ETF by a Fund will involve duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by the ETF.

    Equity index mutual funds own the stocks included in indices such as the S&P 500 Index, and are intended to closely track the relevant index. Although such index mutual funds generally have substantial assets and low operating expenses, investment in such a fund by a Fund will involve a duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by the index mutual fund.
  FOREIGN INVESTMENTS. Each Fund will invest in securities of foreign issuers. Investing in securities of foreign issuers involves certain risks and considerations not typically associated with investing in U.S. securities. These may include less publicly available information and less governmental regulation and supervision of foreign stock exchanges, brokers and issuers. Foreign issuers are not usually subject to uniform accounting, auditing and financial reporting standards, practices and requirements. Foreign issuers are subject to the

10                                                               Metzler/Payden

possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment or exchange control regulation, political instability and restrictions in the flow of international capital. Securities of some foreign issuers are less liquid and their prices more volatile than the securities of U.S. companies. In addition, settling transactions in foreign securities may take longer than domestic securities. Obtaining and enforcing judgments against foreign entities may be more difficult.
    Changes in foreign exchange rates may adversely affect the value of a Fund's securities. Fluctuations in foreign currency exchange rates will also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and any net investment income and gains distributed to shareholders. Some foreign fixed income markets offering attractive returns may be denominated in currencies which are relatively weak or potentially volatile compared to the U.S. dollar.

FOREIGN CURRENCY TRANSACTIONS. Each Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies, or on a forward basis (contracts to purchase or sell a specified currency at a specified future date and price). None of the Funds will generally enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and a Fund's total return will be adversely affected as a result. Open positions in forward contracts are covered by the segregation with the Group's Custodian of cash, U.S. Government securities or other debt obligations and are marked-to-market daily.
EMERGING MARKETS. Each Fund may invest in securities of issuers organized or headquartered in emerging market countries, including principally in European emerging market countries. Foreign investment risks are generally greater for securities of companies organized or headquartered in emerging market countries. These countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities, making trades difficult. Brokerage commissions, custodial services and other similar investment costs are generally more expensive than in the United States. In addition, securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

OPTIONS AND FUTURES CONTRACTS. Each Fund may trade in futures and put and call options. Such options and futures contracts are derivative instruments which may be traded on U.S. or foreign exchanges or with broker/dealers which maintain markets for such investments. Each Fund may also employ combinations of put and call options, including without limitation straddles, spreads, collars, and strangles. The Funds generally use these techniques to hedge against changes in foreign currency exchange rates or securities prices in order to establish more definitively the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the stock and currency markets. Each Fund may also enter into options and futures transactions to enhance potential gain in circumstances where hedging is not involved.
    Securities options, futures contracts and options on futures contracts involve a variety of risks, including the inability to close out a position because of the lack of a liquid market and, in the case of futures transactions, lack of correlation between price movements in the hedging vehicle and the portfolio assets being hedged. Options and futures can be highly volatile and could reduce a Fund's total return, and a Fund's attempt to use those instruments for hedging may not succeed. The aggregate market value of a Fund's portfolio securities and foreign currencies covering put options on securities and currencies written by the Fund will not exceed 50% of its net assets.

Prospectus                                                                   11

    The following chart summarizes the types of futures and options transactions in which each Fund may engage:

TYPES OF CONTRACTS

                                            Other
                        Interest   Stock   Security
                          Rate     Index   Indices    Currency   Securities
                        --------   -----   --------   --------   ----------
                        No         Yes     Yes        Yes        Yes


SWAPS. Each Fund may enter into index or currency swap transactions and purchase and sell caps and floors. A swap is a derivative instrument which involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a fictitious ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). A cap or floor is a derivative instrument which entitles the purchaser, in exchange for a premium, to receive payments on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate or reference index exceeds or falls below a predetermined level.
    A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Group's Custodian. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that a Fund is contractually obligated to make or receive.
    The use of swaps, caps and floors is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser's forecast of market values, indices, currency rates of exchange and other applicable factors is incorrect, the investment performance of a Fund will diminish compared with the performance that could have been achieved if these investment techniques were not used. Moreover, even if the Adviser's forecasts are correct, a Fund's swap position may correlate imperfectly with an asset or liability being hedged. In addition, if the other party to the transaction defaults, a Fund might incur a loss.

TEMPORARY DEFENSIVE MEASURES. During times when the Adviser believes that a temporary defensive posture is warranted, each Fund may hold part or all of its assets in cash, U.S. Government and Government agency securities, money market obligations, short-term corporate debt securities and money market funds. This may help a Fund minimize or avoid losses during adverse market, economic or political conditions. However, during such a period, a Fund may not achieve its investment objective.

PORTFOLIO TURNOVER. A Fund's annual turnover rate indicates changes in its portfolio investments. The Adviser will sell a security when appropriate and consistent with a Fund's investment objectives and policies, regardless of the effect on the Fund's portfolio turnover rate. Buying and selling securities generally involves some expense to the Funds, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. No Fund can accurately predict its future annual portfolio turnover rate. It can vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. In particular, it could vary substantially with a new Fund. However, over time, the turnover rate generally should not exceed 100% for each of the Funds.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

12                                                                Metzler/Payden

    Metzler/Payden, LLC ("Metzler/Payden" or the "Adviser") serves as investment adviser to each of the Funds. It currently has approaching $1 billion of assets under management. It is a joint venture between Payden & Rygel, an SEC registered investment adviser, and MP&R Ventures, Inc., an affiliate of B. Metzler seel. Sohn & Co. Holding AG ("Metzler") of Frankfurt, Germany, a major German financial institution. Payden & Rygel was founded in 1983 and currently has over $40 billion of assets under management. Metzler, through its various subsidiaries, is one of the leading investment managers in Germany, managing assets totaling approximately 11 billion euro for institutional clients and mutual funds, including European equity and balanced funds.

    Scott Weiner and Frank Peter Martin serve as Co-Chief Investment Officers of the Adviser. Mr. Weiner, President of the Adviser, is also a Managing Principal of Payden & Rygel, having joined the firm in 1993. He has 15 years experience in the investment management business. Mr. Martin, Executive Vice President of the Adviser, is also Chief Investment Officer of Metzler's asset management subsidiary. He joined Metzler in 1999 and has 13 years experience in the investment management business. Together, Mr. Weiner and Mr. Martin are responsible for defining the broad investment parameters applicable to each of the Funds. Different teams, composed of personnel made available by Payden & Rygel and Metzler pursuant to a Service Agreement, are responsible for the day-to-day management of each of the Funds within those broad investment parameters.

NET ASSET VALUE
--------------------------------------------------------------------------------

    The price of each Fund's shares is its net asset value per share. The net asset value per share of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) by dividing the

Prospectus                                                                   13

difference between the value of assets and liabilities of the Fund by the number of Fund shares outstanding.
    Equity securities listed or traded on any domestic (U.S.) securities exchange for which market quotations are readily available are valued at the last sale price or, if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market for which market quotations are readily available are valued at the latest bid price. Foreign equity securities for which market quotations are readily available are valued based upon the last sale price on the foreign exchange or market on which they are principally traded as of the close of the appropriate exchange or, if there have been no sales during the day, at the last bid price.
    Domestic and foreign fixed income securities and other assets (other than equity securities) for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain fixed income securities which may have a bid-ask spread greater than ten basis points may be valued using other fixed income securities with a comparable level of risk, and for which prices are more readily obtainable. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Options, futures, swaps and other similar assets are valued at the last available bid price in the case of listed securities or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities. Investments in investment companies are valued at their net asset values as reported by such companies. Non-U.S. dollar securities are translated into U.S. dollars using the spot exchange rate at the close of the London market.
    All other securities not described above are appraised at the fair value as determined in good faith under procedures established by the Board of Trustees.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    Each of the Funds declares and distributes dividends to shareholders semi-annually.
    The Funds distribute any net realized capital gains from the sale of portfolio securities at least once yearly. Each Fund pays dividend and capital gain distributions in the form of additional shares of the Fund at the net asset value on the ex-dividend date, unless you elect to receive them in cash by completing a request form.
    Dividends paid by each of the Funds, and distributions paid by each of the Funds from capital gains, are taxable to you. Any short-term capital gains or taxable interest income will be taxable to you as ordinary income. The Funds may incur foreign income taxes in connection with some of their foreign investments, and may credit certain of these taxes to you. Your exchange or sale of any Fund's shares is a taxable event and may result in a capital gain or loss.
    Before purchasing shares of a Fund, you should carefully consider the impact of the dividends or capital gains distributions which the Fund expects to announce, or has announced. If you purchase shares shortly before the record date for a dividend or distribution, you will receive some portion of your purchase price back as a taxable dividend or distribution.
    Distributions may be subject to additional state and local taxes, depending on your particular situation. Consult your tax adviser with respect to the tax consequences to you of an investment in a Fund.

14                                                                Metzler/Payden

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

TAX-SHELTERED RETIREMENT PLANS

    The Funds accept purchases of shares by tax-sheltered retirement plans, such as IRAs, rollover IRAs, Keogh or corporate profit sharing plans, Simplified Employee Pension plans, 403(b) and 401(k) plans, and Coverdell Education Savings Plans. Please call a Fund Representative to receive a retirement package, which includes a special application for tax-sheltered accounts. The Group does not provide fiduciary administration or custody for such plans. The Group currently pays the fiduciary administration fees charged by the custodian for such plans.

EXCHANGE PRIVILEGE

    Shares of one Fund may be exchanged for shares of the other Funds. The minimum amount for any exchange is $1,000. Because an exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes.

    In general, the Fund must receive written exchange instructions signed by all account owners. If you complete the telephone privilege authorization portion of the Account Registration Form, you may make exchanges by calling the Distributor at 1-866-673-8637. You may also participate in the Automatic Exchange Program to automatically redeem a fixed amount from one Fund for investment in another Fund on a regular basis. The Funds may modify or discontinue this exchange privilege at any time on 60 days notice. The Funds also reserve the right to limit the number of exchanges you may make in any year to avoid excessive Fund expenses.

TELEPHONE PRIVILEGE

    You may exchange or redeem shares by telephone at 1-866-673-8637, if you have elected this option on your Account Registration Form. If you call before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the exchange or redemption will be at the net asset value determined that day; if you call after the close of regular trading on the New York Stock Exchange, the exchange or redemption will be at the net asset value determined on the next business day. During periods of drastic economic or market changes, it may be hard to reach the Funds by telephone. If so, you should follow the other exchange and redemption procedures discussed in this prospectus. By electing the telephone privilege, you may be giving up some security. The Funds employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine and, if it does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to refuse a telephone exchange or redemption request if it believes that the person making the request is not properly authorized. Neither the Funds nor their agents will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be a shareholder.

Prospectus                                                                   15

AUTOMATIC EXCHANGE PLAN. You may participate in the Automatic Exchange Plan to automatically redeem a fixed amount from one Fund for investment in another Fund on a regular basis. You can elect this option by completing an Automated Investment Programs form to determine the periodic schedule (monthly or quarterly) and exchange amount (minimum amount of $1,000) and to identify the Funds. The automatic transfer is effected on the 15th day of the month (or the next business day if the 15th is a holiday or on a weekend).

HOUSEHOLD DELIVERY OF PROSPECTUS AND REPORTS
    To reduce expenses, we may mail only one copy of a Fund's prospectus and of each annual and semi-annual report to these addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-866-673-8637, or write to the Metzler/Payden Investment Group, 333 South Grand Avenue, Los Angeles, CA 90071. We will begin sending you individual copies thirty (30) days after receiving your request.

PRIVACY NOTICE
    The Funds respect the right of privacy of each of their shareholders. The Funds also believe that each shareholder expects the Funds to conduct and process shareholder business in an accurate and efficient manner, and at all times in compliance with applicable legal and regulatory requirements concerning the privacy of shareholder information. Please see Appendix B for the Funds' Privacy Notice to their shareholders.

SHAREHOLDER INQUIRIES
    For information, call 1-866-673-8637, visit our Web site at www.metzlerpayden.com, or write to The Metzler/Payden Investment Group, 333 South Grand Avenue, Los Angeles, CA 90071.

16                                                                Metzler/Payden

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

    Each Fund will redeem your shares at the net asset value next determined following receipt of your request in proper form. You can redeem shares by contacting the Fund in writing, or by telephone at 1-866-673-8637. Under certain circumstances, the Funds will charge you for redemptions (see "Redemption Fee"). Fund shares you redeem may be worth more or less than your purchase price, depending on the market value of the investment securities held by the Fund at the time of redemption.

   Send your redemption requests (a) in writing or by telegraph or other wire communications to the Fund at 333 South Grand Avenue, Attn.: Fund Distributor, Los Angeles, California 90071, or (b) by telephone at 1-866-673-8637, if you have selected this option on your Account Registration Form. Redemption requests for fiduciary accounts (e.g., IRAs) must be in writing only. The Fund will delay payment for redemption of recently purchased shares until the purchase check has been honored, which may take up to 15 days after receipt of the check. If you want the Fund to pay the proceeds of a written request to a person other than the record owner of the shares, or to send the proceeds to an address other than the address of record, your signature on the request must be guaranteed by a commercial bank, a trust company or another eligible guarantor institution. The Fund may reject a signature guarantee if it believes it is not genuine or if it believes the transaction is improper. The redemption price will ordinarily be wired to your bank or mailed to your address of record one business day after we receive the request. The Fund may charge a $10.00 fee for any wire transfer, and payment by mail may take up to seven to ten days. During periods of drastic economic or market changes, it may be hard to reach the Fund by telephone. If so, you should follow the other exchange and redemption procedures discussed in this prospectus.

   One or more brokers may be authorized to accept redemption orders on behalf of the Funds, and such brokers are authorized to designate intermediaries to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when an authorized broker or broker-authorized designee accepts the order. A Customer's redemption order will be priced at the Fund's net asset value next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a fee for handling the redemption order.

    Any Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the federal securities laws.

REDEMPTION FEE
    You will be charged a redemption fee equal to 1% of the value of the shares being redeemed, if you redeem or exchange shares of any of the Funds within 60 days of purchase of the shares. Redemptions are on a first-in, first-out basis. The redemption fee does not apply to shares acquired through reinvestment of dividends.

Prospectus                                                                   17

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

    You may purchase shares of the Funds at net asset value without a sales charge. You may open an account by completing an application and mailing it to the appropriate address below under "Initial Investment." You cannot purchase shares until the Group has received a properly completed application. To open a tax-sheltered retirement plan (such as an IRA), you must complete special application forms. Please be sure to ask for an IRA information kit. Your broker may charge transaction fees for the purchase and/or sale of shares.

INITIAL INVESTMENT

BY CHECK
  Complete Application
  Make check payable to The Metzler/Payden Investment Group and mail with application to:
       333 South Grand Avenue, 32nd Floor
       Los Angeles, CA 90071

BY FEDERAL FUNDS WIRE
  Complete application and mail to:
       The Metzler/Payden Investment Group
       333 South Grand Avenue, 32nd Floor
       Los Angeles, CA 90071
  Wire Funds to the Fund's Custodian as follows when the application has been processed:
       The Boston Safe Deposit and Trust Company
       ABA 011001234
       A/C #115762 Mutual Funds #6630
       Credit to Metzler/Payden (name of specific Fund here)
       For Account of (insert your account name here)

    Please call the Group, at 1-866-673-8637, before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on the day you wish to purchase to advise of any purchases by wire.
    Your purchase will be at the net asset value per share next determined after the Distributor receives your order in proper form. It will accept purchase orders only on days on which the Funds and the Custodian are open for business.

    All Funds are "open for business" on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, however, the Custodian is closed on Columbus Day and Veteran's Day, and funds received for purchase on those days are processed on the following business day.

MINIMUM INVESTMENTS
    The minimum initial and additional investments per Fund for each type of account are as follows:

                          INITIAL     ADDITIONAL
     ACCOUNT TYPE        INVESTMENT   INVESTMENT
     ------------        ----------   ----------
Regular                    $5,000       $1,000
Tax-Sheltered              $2,000       $1,000
Electronic Investment
  Plan:
  Set schedule             $2,500       $  250
  No set schedule          $5,000       $1,000

ADDITIONAL INVESTMENTS

    You may make additional investments at any time at net asset value by check, or by calling the Distributor and wiring federal funds to the Custodian as described above.

PURCHASES THROUGH BROKERS

    The Group may authorize one or more brokers to accept purchase orders on behalf of the Funds, and such brokers are authorized to designate intermediaries to accept purchase orders on behalf of the Funds. A Fund will be deemed to have received a purchase order when an authorized broker or broker-authorized designee accepts the order. A Customer's purchase order will be priced at the Fund's net asset value next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a fee for handling the purchase order.

OTHER PURCHASE INFORMATION
    The Funds issue full and fractional shares, but do not issue certificates. Some Funds may not be available in all jurisdictions. Each Fund reserves the right, in its sole discretion, to suspend the offering of its shares; to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; and to redeem shares if information provided in the client Application proves to be incorrect in any material manner.

18                                                                Metzler/Payden


APPENDIX A: DESCRIPTION OF RATINGS
--------------------------------------------------------------------------------
The following summarizes the descriptions for some of the general ratings referred to in the Prospectus and Statement of Additional Information. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

CREDIT RATINGS -- GENERAL SECURITIES
The following summarizes the descriptions for some of the general ratings referred to in the Prospectus and Statement of Additional Information. The descriptions for the ratings for municipal securities and commercial paper follow this section. Ratings represent only the opinions of these rating organizations about the quality of the securities which they rate. They are general and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC.
The purpose of Moody's ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

BONDS
    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
    Baa: Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
    Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION
A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors' rights.

BONDS
    AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

--------------------------------------------------------------------------------

Prospectus                                                                   19


    AA: Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.
    A: Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.
    BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).
    BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).
    B: Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
    CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
    CC: An obligation rated CC is currently highly vulnerable to nonpayment.
    C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
    D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
    The Standard & Poor's ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
    r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH RATINGS
    Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

BONDS
    AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
    AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".
    A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
    BBB: Debt rated BBB is considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.
    BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.
    B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of

20                                                                Metzler/Payden


--------------------------------------------------------------------------------

safety and the need for reasonable business and economic activity throughout the life of the issue.
    CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
    CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
    C: Bonds are in imminent default in payment of interest or principal.
    DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

THOMPSON BANK WATCH
Thompson Bank Watch ratings are based upon a qualitative and quantitative analysis of all segments of the organization, including holding company and operating subsidiaries.

ISSUER RATINGS
Thompson Bank Watch assigns only one Issuer Rating to each company, based on consolidated financials. While the rating is blended to be equally applicable to all operating entities of the organization, there may, in certain cases, be more liquidity and/or credit risk associated with doing business with one segment of the company as opposed to another (i.e., holding company vs. subsidiary).

Bank Watch Issuer Ratings are not merely an assessment of the likelihood of receiving payment of principal and interest on a timely basis. It is also important to recognize that the ratings incorporate Thompson Bank Watch's opinion of the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

Bank Watch Issuer Ratings are assigned using an intermediate time horizon.

RATING DEFINITIONS
    A: Company possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and very good access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.
    A/B: Company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.
    B: A strong company with a solid financial record and well received by its natural money markets. Some minor weaknesses may exist, but any deviation from the company's historical performance levels should be both limited and short-lived. The likelihood of a problem developing is small, yet slightly greater than for a higher-rated company.
    B/C: Company is clearly viewed as a good credit. While some shortcomings are apparent, they are not serious and/or are quite manageable in the short-term.
    C: Company is inherently a sound credit with no serious deficiencies, but financials reveal at least one fundamental area of concern that prevents a higher rating. Company may recently have experienced a period of difficulty, but those pressures should not be long-term in nature. The company's ability to absorb a surprise, however, is less than that for organizations with better operating records.

CREDIT RATINGS -- MUNICIPAL SECURITIES AND COMMERCIAL PAPER

MOODY'S INVESTORS SERVICE, INC.
The purpose of Moody's ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. TAX-EXEMPT MUNICIPALS
Moody's ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth in the Prospectus under the "Bonds" section of the Moody's descriptions.
    Advance refunded issues: Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g., # Aaa.

MUNICIPAL NOTE RATINGS
    Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.

Prospectus                                                                   21


--------------------------------------------------------------------------------

COMMERCIAL PAPER
    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
    Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
(a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.
    Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
    Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION
A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors' rights.

MUNICIPAL BOND RATINGS
    AAA -- Prime Grade: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

    General Obligations Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

    Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.
    AA -- High Grade: The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.
    A -- Good Grade: Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

    General Obligation Bonds: There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

    Revenue Bonds: Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

    Rating Refinements: Standard & Poor's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

MUNICIPAL NOTE RATINGS
Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as

22                                                               Metzler/Payden


--------------------------------------------------------------------------------

compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER
    A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
    A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

COMMERCIAL PAPER
    F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment. Those issues regarded as having the strongest degree of assurance of repayment are denoted with a plus (+) sign designation.

IBCA, LIMITED
IBCA analyzes credit quality of short term debt (maturities of one year or less).
    A: An issuer of impeccable financial condition, with a consistent record of above average performance.
    B: An issuer with a sound risk profile and without significant problems. The issuer's performance has generally been in line with or better than that of its peers.
    C: An issuer which has an adequate risk profile but possesses one or more troublesome aspects, giving rise to the possibility of risk developing, or which has generally failed to perform in line with its peers.
In addition, ratings of "A/B" and "B/C" may be assigned.

THOMPSON BANK WATCH
Thompson Bank Watch ratings are based upon a qualitative and quantitative analysis of all segments of the organization, including holding company and operating subsidiaries.

ISSUER RATINGS

Thompson Bank Watch assigns only one Issuer Rating to each company, based on consolidated financials. While the rating is blended to be equally applicable to all operating entities of the organization, there may, in certain cases, be more liquidity and/or credit risk associated with doing business with one segment of the company as opposed to another (i.e., holding company vs. subsidiary).

Bank Watch Issuer Ratings are not merely an assessment of the likelihood of receiving payment of principal and interest on a timely basis. It is also important to recognize that the ratings incorporate Thompson Bank Watch's opinion of the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

Bank Watch Issuer Ratings are assigned using an intermediate time horizon.

RATINGS DEFINITIONS
    A: Company possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and very good access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.
    A/B: Company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.
    B: A strong company with a solid financial record and well received by its natural money markets. Some minor weaknesses may exist, but any deviation from the company's historical performance levels should be both limited and short-lived. The likelihood of a problem developing is small, yet slightly greater than for a higher-rated company.
    B/C: Company is clearly viewed as a good credit. While some shortcomings are apparent, they are not serious and/or are quite manageable in the short-term.
    C: Company is inherently a sound credit with no serious deficiencies, but financials reveal at least one fundamental area of concern that prevents a higher rating. Company may recently have experienced a period of difficulty, but those pressures should not be long-term in nature. The company's ability to absorb a surprise, however, is less than that for organizations with better operating records.

Prospectus                                                                    23

APPENDIX B: PRIVACY NOTICE
--------------------------------------------------------------------------------

    The mutual funds of The Metzler/Payden Investment Group respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner and in compliance with applicable legal and regulatory requirements.

COLLECTION OF INFORMATION
    To meet those expectations, we must collect and maintain certain personal information about you. We may collect or capture nonpublic information about you from the following sources:
    - The Fund application, or other forms;
    - Oral conversations or written correspondence between you and our representatives;
    - Your transactions with us; and
    - Electronic sources, such as our Web site, or E-Mails.

INTERNAL ACCESS TO INFORMATION AND SAFEGUARDS
    We limit access to your personal and account information to those employees who need to know that information so that we can provide products and services to you. We also maintain physical, electronic and procedural safeguards to protect your nonpublic personal and account information.

DISCLOSURE OF INFORMATION
    WE DO NOT DISCLOSE ANY NONPUBLIC PERSONAL AND ACCOUNT INFORMATION ABOUT OUR CUSTOMERS, OR FORMER CUSTOMERS, TO ANYONE, EXCEPT AS PERMITTED BY LAW.
    In this regard, we may disclose such information to our affiliates, including the Funds' investment adviser, Metzler/Payden, LLC; administrator and transfer agent, Treasury Plus, Inc.; and distributor, Payden & Rygel Distributors. We also may disclose such information to unaffiliated third parties who are service providers to you or to the Funds, such as broker-dealers, transfer agents, custodians, or our mail processing firm. In each case, such disclosure is permitted by law and only as needed for us to provide agreed services to you. Finally, we may also disclose information to appropriate government agencies, and to others, as required by law or to prevent fraud.

                               INVESTMENT ADVISER
                              Metzler/Payden, LLC
                             333 South Grand Avenue
                         Los Angeles, California 90071
                                 ADMINISTRATOR
                              Treasury Plus, Inc.
                             333 South Grand Avenue
                         Los Angeles, California 90071
                                  DISTRIBUTOR
                          Payden & Rygel Distributors
                             333 South Grand Avenue
                         Los Angeles, California 90071
                                   CUSTODIAN
                   The Boston Safe Deposit and Trust Company
                                One Boston Place
                          Boston, Massachusetts 02109
                                 TRANSFER AGENT
                              Treasury Plus, Inc.
                             333 South Grand Avenue
                         Los Angeles, California 90071
                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                               2 Prudential Plaza
                             180 North Stetson Ave.
                               Chicago, IL 60601
                                    COUNSEL
                    Paul, Hastings, Janofsky and Walker LLP
                            515 South Flower Street
                         Los Angeles, California 90071

FOR MORE INFORMATION ABOUT THE MUTUAL FUNDS OF THE METZLER/PAYDEN INVESTMENT GROUP, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' annual and Semi-Annual Reports to shareholders contain detailed information on each Fund's investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including operations and investment policies. It is incorporated by reference in this prospectus and is legally considered a part of the prospectus.

You can get free copies of the Annual and Semi-Annual Reports and the SAI, or request other information and discuss your questions about the Funds by calling us at 1-866-673-8637, or by writing us at:

                      The Metzler/Payden Investment Group
                       333 South Grand Avenue, 31st Floor
                         Los Angeles, California 90071

You can review the Funds' Annual and Semi-Annual Reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC). You may also get copies:
- For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009 by e-mail at publicinfo@sec.gov., or by calling
  1-202-942-8090
- Free from the SEC's Web site at http://www.sec.gov.

The Metzler/Payden Investment Group: Investment Company Act File No.
811-21085.

Metzler/Payden
  [LOGO]

The Metzler/Payden Investment Group
333 South Grand Avenue   Los Angeles, California 90071
213-625-2870  1-866-673-8637   www.metzlerpayden.com

                      THE METZLER/PAYDEN INVESTMENT GROUP

                METZLER/PAYDEN EUROPEAN TACTICAL ALLOCATION FUND
                 METZLER/PAYDEN EUROPEAN EMERGING MARKETS FUND
                     METZLER/PAYDEN EUROLAND BLUE CHIP FUND
                      METZLER/PAYDEN EUROPEAN GROWTH FUND
                    METZLER/PAYDEN INTERNATIONAL EQUITY FUND

                             333 South Grand Avenue
                          Los Angeles, California 90071
                                  213-625-2870

                       STATEMENT OF ADDITIONAL INFORMATION

                               December 30, 2002

The Metzler/Payden Investment Group (the "Group") is a professionally managed, open-end management investment company with multiple funds available for investment. This Statement of Additional Information ("SAI") contains information about each of the Group's funds (each a "Fund" and collectively the "Funds"). This SAI contains information in addition to that set forth in the combined prospectus for the Funds dated December 30, 2002. The SAI is not a prospectus and should be read in conjunction with the Prospectus. You may order copies of the Prospectus without charge at the address or telephone number listed above.

                                TABLE OF CONTENTS

    THE GROUP..................................................     3

    FUNDAMENTAL AND OPERATING POLICIES.........................     3

    INVESTMENT STRATEGIES/TECHNIQUES AND RELATED RISKS.........     5

    MANAGEMENT OF THE GROUP....................................    24

    PORTFOLIO TRANSACTIONS.....................................    30

    PURCHASES AND REDEMPTIONS..................................    31

    VALUATION OF PORTFOLIO SECURITIES..........................    32

    TAXATION...................................................    32

    DISTRIBUTION ARRANGEMENTS..................................    36

    FUND PERFORMANCE...........................................    37

    OTHER INFORMATION..........................................    39

    Appendix A - Financial Statements..........................   A-1

                                    THE GROUP

The Group was organized as a Delaware business trust on March 22, 2002. The Group is a professionally managed, open-end management investment company which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Group currently offers shares of each of the Funds listed on the cover page of this SAI.

                       FUNDAMENTAL AND OPERATING POLICIES

Each Fund's investment objective is fundamental and may not be changed without shareholder approval, as described below under "General Information Voting." Any policy that is not specified in the Prospectus or in the SAI as being fundamental is a non-fundamental, or operating, policy. If the Group's Board of Trustees determines that a Fund's investment objective may best be achieved by changing a non-fundamental policy, the Group's Board may make such change without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets will not be violated unless an excess occurs immediately after, and is caused by, an acquisition of securities or other assets of, or borrowings by, the Fund.

FUNDAMENTAL POLICIES

As a matter of fundamental policy, no Fund may:

(1) BORROWING. Borrow money, except as a temporary measure for extraordinary or emergency purposes or for the clearance of transactions, and then only in amounts not exceeding 30% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings).

(2) COMMODITIES. Purchase or sell commodities or commodity contracts, except that (i) each Fund may enter into financial and currency futures contracts and options on such futures contracts, (ii) each Fund may enter into forward foreign currency exchange contracts (the Funds do not consider such contracts to be commodities), and (iii) each Fund may invest in instruments which have the characteristics of both futures contracts and securities.

(3) LOANS. Make loans, except that (i) each Fund may purchase money market securities and enter into repurchase agreements, (ii) each Fund may acquire bonds, debentures, notes and other debt securities, and (iii) each Fund may lend portfolio securities in an amount not to exceed 30% of its total assets (with the value of all loan collateral being "marked to market" daily at no less than 100% of the loan amount).

(4) MARGIN. Purchase securities on margin, except that (i) each Fund may use short-term credit necessary for clearance of purchases of portfolio securities, and (ii) each Fund may make margin deposits in connection with futures contracts and options on futures contracts.

(5) MORTGAGING. Mortgage, pledge, hypothecate or in any manner transfer any security owned by a Fund as security for indebtedness, except as may be necessary in connection with permissible borrowings and then only in amounts not exceeding 30% of the Fund's total assets valued at market at the time of the borrowing.

(6) ASSETS INVESTED IN ANY ISSUER. Purchase a security if, as a result, with respect to 50% of the Fund's total assets, more than 5% of the its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(7) SHARE OWNERSHIP OF ANY ISSUER. Purchase a security if, as a result, with respect to 50% of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(8) REAL ESTATE. Purchase or sell real estate (although it may purchase securities secured by real estate partnerships or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein) or real estate limited partnership interests.

(9) SHORT SALES. Effect short sales of securities.

(10) UNDERWRITING. Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

OPERATING POLICIES

As a matter of operating policy, no Fund may:

(1) CONTROL OF PORTFOLIO COMPANIES. Invest in companies for the purpose of exercising management or control.

(2) ILLIQUID SECURITIES. Purchase a security if, as a result of such purchase, more than 15% of the Fund's net assets would be invested in illiquid securities or other securities that are not readily marketable, including repurchase agreements which do not provide for payment within seven days. For this purpose, restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid.

(3) INVESTMENT COMPANIES. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

               INVESTMENT STRATEGIES/TECHNIQUES AND RELATED RISKS

The investment objectives and general investment policies of the Funds are described in the Prospectus. Additional information concerning investment strategies/techniques and the characteristics of certain of the Funds' investments, as well as related risks, is set forth below.

FUND DIVERSIFICATION

Each of the European Tactical Allocation Fund, European Emerging Markets Fund, European Growth Fund, and International Equity Fund is classified as a "non-diversified" fund. As provided in the 1940 Act, a diversified fund has, with respect to at least 75% of its total assets, no more than 5% of its total assets invested in the securities of one issuer, plus cash, Government securities, and securities of other investment companies. Because the Adviser may from time to time invest a large percentage of each non-diversified Fund's assets in securities of a limited number of issuers, each non-diversified Fund may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified investment company. However, each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, and therefore is subject to diversification limits requiring that, as of the close of each fiscal quarter, (i) no more than 25% of its total assets may be invested in the securities of a single issuer (other than U.S. Government securities), and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (other than U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer.

EQUITY AND EQUITY-BASED SECURITIES

Common Stocks

Common stocks, the most familiar type of equity securities, represent an equity (ownership) interest in a corporation. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in the issuer's financial condition and prospects and on overall market and economic conditions. In addition, small companies and new companies often have limited product lines, markets or financial resources, and may be dependent upon one person, or a few key persons, for management. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are more subject to changes in earnings and prospects.

Preferred Stocks

Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Depository Receipts

American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") are used to invest in foreign issuers. Generally, an ADR is a dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, the underlying security that is issued by a foreign company. Generally, an EDR represents a similar securities arrangement but is issued by a European bank, while GDRs are issued by a depository. ADRs, EDRs and GDRs may be denominated in a currency different from the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets and EDRs, in bearer form, are designed for issuance in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.

Convertible Securities and Warrants

A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion table.

Like other debt securities, the market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term securities have greater yields than do shorter term securities of similar quality, they are subject to greater price fluctuations. Fluctuations in the value of the Fund's investments will be reflected in its net asset value per share. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Warrants give the holder the right to purchase a specified number of shares of the underlying stock at any time at a fixed price, but do not pay a fixed dividend. An investment in warrants involves certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the possible failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment in the warrant). As a matter of operating policy, no Fund will invest more than 5% of its total assets in warrants.

Equity Derivative Instruments

The table below lists statistical data as of the dates indicated regarding some of the equity derivative instruments ("index shares") that may be owned by one or more of the Funds.

                                                                   Total Market
                           Average Daily Share     Shares             Value
                             Trading Volume      Outstanding       June 24, 2002
Description                     May, 2002       June 24, 2002      ($1,000,000)
-----------                -------------------  -------------      -------------
MSCI Germany Fund                 42.2              7,800              103.9

MSCI France Fund                  19.1              3,200               54.5

MSCI United Kingdom Fund          77.4              9,200              123.3

Note: All share data is in thousands of shares

All of the index shares listed above are liquid and trade on the American Stock Exchange. Because each of these derivative instruments attempt to exactly replicate the particular stock index to which they are related, any price movement away from the value of the underlying stocks is generally quickly eliminated by professional traders. Thus, the Adviser believes that the movement of the share prices of each of these derivative instruments should closely track the movement of the particular stock index to which they are related.

Equity derivative instruments are regulated investment companies and in each case, owners of the shares pay a fee to administer the cost of the program. For the shares listed above, the fees range from 0.12% to 0.20% per annum. In each case, the fee is deducted from the dividends paid to the investor in the particular derivative instrument. Investors in shares of a Fund that invests in one or more of these derivative instruments will incur not only the operational costs of the Fund, but will also indirectly incur the expenses deducted by the administrator of these programs.

FIXED INCOME SECURITIES

Fixed income securities in which the Funds may invest include, but are not limited to, those described below.

U.S. Treasury Obligations

U.S. Treasury obligations are debt securities issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ mainly in the lengths of their maturities (e.g., Treasury bills mature in one year or less, and Treasury notes and bonds mature in two to thirty years).

U.S. Government Agency Securities

U.S. Government Agency securities are issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Bank, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and others only by the credit of the instrumentality, which may include the right of the issuer to borrow from the Treasury. These securities may have maturities from one day to 40 years, are generally not callable and normally have interest rates that are fixed for the life of the security.

Foreign Government Obligations

Foreign government obligations are debt securities issued or guaranteed by a supranational organization, or a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality.

Bank Obligations

Bank obligations include certificates of deposit, bankers' acceptances, and other debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.

The Funds will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, the bank is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of Payden & Rygel, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Corporate Debt Securities

Investments in securities of domestic or foreign issuers, whether denominated in U.S. dollars or otherwise, are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum rating criteria set forth in the Prospectus. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Unless otherwise provided in the Prospectus, the debt securities in which a Fund invests will be considered "investment grade," which means they are rated within the four highest grades by at least one of the major rating agencies such as Standard & Poor's (at least BBB), Moody's (at least Baa) or Fitch (at least BBB), or if not rated, are determined by the Adviser or Sub-adviser to be of comparable quality. Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Adviser will also monitor issuers of such securities.

Floating Rate and Variable Rate Demand Notes

Floating rate and variable rate demand notes and bonds have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. The Adviser or Sub-adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

Obligations with Puts Attached

Obligations with puts attached are long-term fixed rate debt obligations that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals to tender (or "put") such debt obligations to the institution and receive the face value. These third party puts are available in many different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The financial institution granting the option does not provide credit enhancement. If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically. The risk to the Fund will then be that of holding a long-term bond.

These investments may require that a Fund pay a tender fee or other fee for the features provided. In addition, a Fund may acquire "stand-by commitments" from banks or broker dealers with respect to the securities held in its portfolio. Under a stand-by commitment, a bank or broker/dealer agrees to purchase at the Fund's option a specific security at a specific price on a specific date. The Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.

Money Market Obligations

Money market obligations include U.S. dollar denominated bank certificates of deposit, bankers acceptances, commercial paper and other short-term debt obligations of U.S. and foreign issuers, including U.S. Government and agency obligations. All money market obligations are high quality, meaning that the security is rated in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one if only one rating service has rated the security) or, if unrated, is determined by the Adviser or Sub-adviser to be of comparable quality.

COUNTRY FUNDS

Subject to the provisions of the Investment Company Act of 1940, each Fund may invest in the shares of investment companies that invest in specified foreign markets. Several foreign governments permit investments by non-residents in their markets only through participation in certain investment companies specifically organized to participate in such markets. Each Fund may also invest a portion of its assets in unit trusts and country funds that invest in foreign markets that are smaller than those in which the Fund would ordinarily invest directly. Investments in such pooled vehicles should enhance the geographical diversification of the portfolio's assets, thereby reducing the risks associated with investing in certain smaller foreign markets. Investments by a Fund in such vehicles should also provide increased liquidity and lower transaction costs for the Fund than are normally associated with direct investment in such markets. However, an investment in a country fund by a Fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such country fund.

MONEY MARKET FUNDS

To maintain liquidity, each Fund may invest in money market funds. No money market fund investment by any Fund will be in excess of 3% of the total assets of the money market fund. None of the Funds anticipates investing more than 15% of its total assets in money market funds. It will do so for cash management purposes or for temporary defensive purposes. An investment in a money market mutual fund by a Fund will involve indirectly payment by the Fund of its pro rata share of advisory and administrative fees of such money market fund.

REPURCHASE AGREEMENTS

To maintain liquidity, each Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.

Repurchase agreements are the economic equivalent of loans by a Fund. In the event of a bankruptcy or default of any registered dealer or bank, a Fund could experience costs and delays in liquidating the underlying securities which are held as collateral, and a Fund might incur a loss if the value of the collateral declines during this period.

DELAYED DELIVERY TRANSACTIONS

These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not accrue income on the security until delivery. When a Fund sells a security on a delayed delivery basis, it does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund will not invest more than 35% of its total assets in when-issued and delayed delivery transactions.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements (agreements to sell portfolio securities, subject to such Fund's agreement to repurchase them at a specified time and price) with well-established registered dealers and banks. Each Fund covers its obligations under a reverse repurchase agreement by maintaining a segregated account comprised of cash, U.S. Government securities or high-grade debt obligations, maturing no later than the expiration of the agreement, in an amount (marked-to-market daily) equal to its obligations under the agreement. Reverse repurchase agreements are the economic equivalent of borrowing by a Fund, and are entered into by a Fund to enable it to avoid selling securities to meet redemption requests during market conditions deemed unfavorable by the Adviser or Sub-adviser.

ILLIQUID SECURITIES

No Fund may invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Adviser will monitor the amount of illiquid securities in each Fund's portfolio to ensure compliance with the Fund's investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities

Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. In accordance with guidelines established by the Board, the Adviser will determine the liquidity of each investment using various factors such as
(1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the likelihood of continued marketability and credit quality of the issuer.

FOREIGN INVESTMENTS

The Prospectus describes the extent to which the Funds may invest in securities of issuers organized or headquartered in foreign countries. Generally, such investments are likely to be made in the developed countries of Europe (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom). In addition, each of the Funds may make foreign investments in issuers organized or headquartered in emerging market countries, and principally in European emerging market countries. A Fund may elect not to invest in all such countries, and it may also invest in other countries when such investments are consistent with the Fund's investment objective and policies.

Risks of Foreign Investing

There are special risks in investing in any foreign securities in addition to those relating to investments in U.S. securities.

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Emerging Markets Investments. Investments by the Funds in securities issued by the governments of emerging or developing countries, and of companies within those countries, involve greater risks than other foreign investments. Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability, than those of more developed countries. The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in stocks, and significant foreign currency devaluations and fluctuations.

Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets. Such volatility may be exacerbated by illiquidity. The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may result in a Fund being forced to purchase securities at a substantially higher priced than the current market, or to sell securities at much lower prices than the current market.

Currency Fluctuations. To the extent that a Fund invests in securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. The value of a Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Group expects that most foreign securities in which the Funds invest will be purchased in over-the-counter markets or on foreign stock exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Funds' portfolio securities may be less liquid and more volatile than publicly traded U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

Transactions in options on securities, futures contracts and futures options may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the

United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

The value of the Funds' portfolio positions may also be adversely impacted by delays in the Funds' ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes. The dividends payable on certain of a Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Fund.

Costs. The expense ratios of Funds investing in foreign securities (before reimbursement by the Adviser pursuant to the expense limitation described in the Prospectus under "Management of the Funds -- Expense Guarantee") are likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

OPTIONS AND FUTURES CONTRACTS

As described in the Prospectus, each Fund may trade in futures and put and call options. If other types of options or futures contracts are traded in the future, a Fund may also use those instruments, provided the Board of Trustees determines that their use is consistent with the Fund's investment objectives, and their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by that Fund.

Options on Securities or Indices

A Fund may purchase and write options on securities and indices. An index is a statistical measure designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators, such as the DAX German Stock Index.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (in the case of "American Style" options) or at the expiration of the option (in the case of "European Style" options). The writer of a call or put option on a security is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security, as the case may be. The writer of an option on an index is obligated upon exercise of the option to pay the difference between the cash value of the index and the exercise price multiplied by a specified multiplier.

A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account with the Group's Custodian) upon conversion or exchange of other securities held by the Fund. A call option on an index is covered if the Fund maintains with its Custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written, and the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its Custodian. A put option on a security or an index is covered if the Fund maintains cash or cash equivalents equal to the exercise price in a segregated account with its Custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written, and the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its Custodian.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option written by a Fund may be closed out by an offsetting purchase or sale of an option of the same series (i.e., of the same type, traded on the same exchange, with respect to the same underlying security or index, and with the same exercise price and expiration date). A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option; if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain; if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Foreign Currency Options

A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. A Fund will use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

Combinations of Options

The Funds may use certain combinations of put and call options. A "straddle" involves the purchase of a put and call option on the same security with the same exercise prices and expiration dates. A "strangle" involves the purchase of a put option and a call option on the same security with the same expiration dates but different exercise prices. A "collar" involves the purchase of a put option and the sale of a call option on the same security with the same expiration dates but different exercise prices. A "spread" involves the sale of a put option and the purchase of a call option on the same security with the same or different expiration dates and different exercise prices.

Risks Associated with Options

Several risks are associated with transactions in options on securities, indices and currencies. For example, significant differences between the securities and options markets could result in an imperfect correlation between those markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations of an exchange; (v) inadequacy of the facilities of an exchange or the Options Clearing Corporation to handle current trading volume; or (vi) a decision by an exchange to discontinue the trading of options or a particular class or series of options (in which event the secondary market on that exchange or in that class or series of options could cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms). If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on a security, currency or index written by a Fund is covered by an option on the same security, currency or index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts

The Funds may use foreign currency or index futures contracts, as specified in the Prospectus. A foreign currency contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

A public market exists in futures contracts covering several indices as well as a number of financial instruments and foreign currencies, including U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc and certain multi-national currencies such as the European Currency Unit ("ECU"). Other futures contracts are likely to be developed and traded in the future. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

The Funds may also purchase and write call and put options on futures contracts. Futures options possess many of the same characteristics as options on securities and indices. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

As long as required by regulatory authorities, the Funds will use futures contracts and futures options for hedging purposes and will comply with applicable regulations of the Commodity Futures Trading Corporation which limit trading of futures contracts (See "Limitations on the Use of Futures and Options"). In addition, a Fund may enter into options and futures transactions to enhance gain in circumstances where hedging is not involved.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its Custodian (or futures commission merchant, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the futures commission merchant of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Funds will mark to market their open futures positions.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gains; if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations on Use of Futures and Futures Options

Each Fund generally expects to enter into futures contracts or futures options contracts for bona fide hedging purposes within the meaning and intent of
Section 1.3(z)(1) of the regulations issued pursuant to the Commodity Exchange Act. However, a Fund may enter into futures contracts or futures options contracts that do not come within the meaning and intent of Section 1.3(z)(1) if, immediately after entering into such contracts, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," do not exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, a Fund will maintain with its Custodian (and mark to market on a daily basis) cash, U.S. Government securities, or other liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its Custodian (and mark to market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) cash, U.S. Government securities, or other liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other liquid securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

In order to comply with applicable regulations of the Commodity Futures Trading Commission ("CFTC") for exemption from the definition of a "commodity pool," each Fund is limited in its futures trading activities to: (1) positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, and (2) other positions for the establishment of which the aggregate initial margin and premiums (less the amount by which such options are "in-the-money") do not exceed 5% of the Fund's net assets (after taking into account unrealized gains and unrealized losses on any contracts it has entered into).

The requirements for qualification as a regulated investment company also may limit the extent to which the Funds may enter into futures, futures options or forward contracts. See "Taxation."

Risks Associated with Futures and Futures Options

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, in which event the Fund would remain obligated to meet margin requirements until the position is closed and could incur substantial losses. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

DEALER OPTIONS

The Funds may engage in transactions involving dealer options on securities, currencies or indices as well as exchange-traded options. Certain risks are specific to dealer options. While a Fund would look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Funds will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Funds may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since a Fund must maintain a segregated position with respect to any call option on security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that many purchased dealer options and the assets used to secure written dealer options are illiquid securities. A Fund may treat the cover used for these written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Funds will treat certain dealer options as subject to the Funds' limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options on securities, currencies or indices, the Funds will change their treatment of such instruments accordingly.

SWAPS

No Fund enters into any swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "A" at the time of purchase by at least one of the established rating agencies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that a Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. A Fund will not enter into a swap transaction at any time that the aggregate amount of its net obligations under such transactions exceeds 15% of its total assets.

The aggregate purchase price of caps and floors held by a Fund may not exceed 5% of its total assets at the time of purchase, and they are considered by the Fund to be illiquid assets; it may sell caps and floors without limitation other than the segregated account requirement described above.

The use of swaps, caps and floors is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser's forecast of market values, interest rates, currency rates of exchange and other applicable factors is incorrect, the investment performance of a Fund will diminish compared with the performance that could have been achieved if these investment techniques were not used. Moreover, even if the Adviser's forecasts are correct, a Fund's swap position may correlate imperfectly with an asset or liability being hedged. In addition, in the event of a default by the other party to the transaction, a Fund might incur a loss.



Cross-Currency Swaps

A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

Equity Swaps

An equity swap is a derivative instrument which involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a fictitious ("notional") principal amount. The Fund will typically pay a floating rate of interest, such as the three-month London Interbank Offered Rate, and receive the total return, i.e., price change plus dividends, of a specified equity index, such as the S&P 500 Index. If the total return on the equity index is negative for the contract period, the Fund will pay its counterparty the amount of the loss in the value of the notional amount plus interest at the floating rate. From time to time, the Fund may wish to cancel an equity swap contract in order to reduce its equity exposure. Although the swap contract may be sold back to the Fund's counterparty, it may be more advantageous to enter into a swap contract in which the Fund would reduce its equity exposure by agreeing to receive a floating rate of interest and pay the change in the index. This is sometimes called a "reverse equity swap contract" and would only be entered into to reduce equity exposure. None of the Funds will use reverse swap contracts to short the equity market.

A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amounts of the two payment streams. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Fund's Custodian. If the Fund enters into a swap on other than a net basis, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Securities and Exchange Commission.

Swap Options

A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to pay fixed pursuant to a swap option is said to own a put. The buyer of the right to receive fixed pursuant to a swap option is said to own a call.



Risks Associated with Swaps

The risks associated with swaps are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

FOREIGN CURRENCY TRANSACTIONS

Each Fund may enter into foreign currency transactions. A Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis. Under normal circumstances, the Adviser expects that a Fund will enter into forward currency contracts (contracts to purchase or sell a specified currency at a specified future date and price). A Fund generally will not enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and a Fund's total return will be adversely affected as a result. Open positions in forward contracts are covered by the segregation with the Group's Custodian of cash, U.S. Government securities or other liquid obligations and are marked-to-market daily.

Precise matching of the amount of forward currency contracts and the value of securities denominated in such currencies of a Fund will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Prediction of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Fund may commit a substantial portion of its assets to the consummation of these contracts. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served by doing so.

At the maturity of a forward currency contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver.

If a Fund retains a portfolio security and engages in an offsetting foreign currency transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting foreign currency transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date a Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund's dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, a Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Use of forward currency contracts to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from an increase in the value of that currency.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

LENDING OF PORTFOLIO SECURITIES

To realize additional income, each of the Funds may lend securities with a value of up to 33% of their respective total assets to broker-dealers, institutional investors or other persons. Each loan will be secured by collateral which is maintained at no less than 100% of the value of the securities loaned by "marking to market" daily. A Fund will have the right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within a longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. Loans will only be made to persons deemed by the Adviser to be of good standing in accordance with standards approved by the Board of Trustees and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

RESERVES

Each Fund may establish and maintain reserves when the Adviser determines that such reserves would be desirable for temporary defensive purposes (for example, during periods of substantial volatility in interest rates) or to enable it to take advantage of buying opportunities. A Fund's reserves may be invested in domestic and foreign money market instruments, including government obligations,

BORROWING

Each Fund may borrow for temporary, extraordinary or emergency purposes, or for the clearance of transactions. The Investment Company Act of 1940 (the "1940 Act") requires each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of a Fund's borrowings, additional investments will not be made while borrowings are in excess of 5% of the Fund's total assets. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Funds also may be required to maintain minimum average balances in connection with any such borrowings or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.

                             MANAGEMENT OF THE GROUP

TRUSTEES AND OFFICERS

The Trustees are responsible for the overall management of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. Delaware law requires each Trustee to perform his or her duties as a Trustee, including duties as a member of any Board committee on which he or she serves, in good faith, in a manner he or she reasonably believes to be in the best interests of the Group, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The officers, who administer the Funds' daily operations, are appointed by the Board of Trustees.

Board of Trustees:

The current Trustees of the Group and their affiliations and principal occupations for the past five years are as set forth below.

                                     YEAR FIRST                                    NUMBER OF
                           POSITION  ELECTED AS                                    FUND SERIES
                              WITH   A TRUSTEE    PRINCIPAL OCCUPATION(S)          OVERSEEN BY  OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE         FUND   OF THE FUND  DURING PAST 5 YEARS              TRUSTEE        HELD BY TRUSTEE
---------------------      --------  -----------  -------------------              -----------  -------------------
Independent Trustees

W.D. Hilton, Jr.            Trustee  2002          President and CEO, Trust          All(3)     Trustee, The Payden & Rygel
333 South Grand Avenue                             Services, Inc. (since 1997);                 Investment Group (registered
Los Angeles, CA 90071                              Executive Director (since                    investment company)
Age 55                                             1999) and previously
                                                   Managing Trustee, NGC
                                                   Settlement Trust, and
                                                   President Asbestos Claims
                                                   Management Corporation
                                                   (since 1999)

James Clayburn LaForce      Trustee  2002          Dean Emeritus, The John E.        All(3)     Director, The Timken Company
333 South Grand Avenue                             Anderson School of Management                (bearings and alloy steel
Los Angeles, CA 90071                              at the University of California,             manufacturing); Trustee, The Payden
Age 73                                             Los Angeles                                  & Rygel Investment Group (registered
                                                                                                investment company); Trustee, PIC
                                                                                                Investment Trust, PIC Growth
                                                                                                Portfolio, PIC Balanced Portfolio,
                                                                                                PIC Mid Cap Portfolio, PIC Small Cap
                                                                                                Portfolio, PIC Institutional Money
                                                                                                Market Fund and Advisors Series
                                                                                                Trust (registered investment
                                                                                                companies); Director, Black Closed
                                                                                                End Fund (investment company);
                                                                                                Director Parsons Engineering Group
                                                                                                (engineering firm)

Gerald S. Levey, M.D.       Trustee  2002          Provost, Medical Sciences, and    All(3)     Trustee, The Payden & Rygel
333 South Grand Avenue                             Dean, UCLA School of Medicine,               Investment Group (registered
Los Angeles, CA 90071                              University of California, Los                investment company)
Age 65                                             Angeles

Interested Trustees*

Scott J. Weiner            Trustee   2002          Managing Principal and Director,  All(3)     None
333 South Grand Avenue                             Payden & Rygel; President,
Los Angeles, CA 90071                              Metzlen/Paydent LLC (since 1998)
Age:  42

Norbert F.J. Enste         Trustee   2002         Vice Chairman and Director,        All(3)     None
333 South Grand Avenue                            Metzler-Payden, LLC (since
Los Angeles, CA 90071                             1998); Principal (since 1997)
Age: 51                                           and Director, B. Metzler seel.
                                                  Sohn & Co. Holdings KGaA;
                                                  Chairman, Supervisory Board,
                                                  Metzler Investment GmbH

-----------
* "Interested persons" of the Group, as defined in the 1940 Act, because of their affiliation with the Adviser.

Board of Trustee Committees

The Board of Trustees has two standing committees: the Audit Committee and the Pricing Committee. The Audit Committee is responsible for general supervision of and relations with the Group's independent auditing firm and oversight from the Board perspective of the annual auditing process, including retaining the Group's independent auditor and approval of the annual audit plan. The three independent Trustees are members of this Committee, and James Clayburn LaForce serves as Chairman of the Committee. The Pricing Committee is responsible for general oversight of the Group's Pricing Policy as applied on a day-to-day basis by the Group's management and the Adviser. It is also responsible for recommending changes in the Policy for adoption by the Board of Trustees. W. D. Hilton and Scott J. Weiner are the members of the Committee, and W.D. Hilton is Chairman of the Committee.

Trustee Compensation

Trustees, other than those Trustees who are affiliated persons (as that term is defined in Section 2(a)(3) of the 1940 Act) of the Adviser, currently receive an annual retainer of $12,500, plus $1,250 for each regular Board of Trustees meeting and/or committee meeting attended, $1,000 for each special Board of Trustees meeting and/or committee meeting and reimbursement of related expenses. Chairmen of Board committees each receive an annual retainer of $1,000. If more than one Board or committee meeting occurs on the same day, only one fee is paid. The Group does not maintain a retirement plan for its Trustees. There are no other funds in the "trust complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934).

Fund Shares Owned by Trustees as of December 30, 2002

                                  DOLLAR RANGE OF         AGGREGATE DOLLAR RANGE OF
NAME                             FUND SHARES OWNED        SHARES OWNED IN ALL FUNDS
----                             -----------------        -------------------------
Independent Trustees

W.D. Hilton, Jr.                        None                        None
James Clayburn LaForce                  None                        None
Gerald P. Levey, M.D.                   None                        None

Interested Trustees

Scott J. Weiner                         None                        None
Frank Peter Martin                      None                        None

Officers:

The current officers of the group who perform a policy-making function and their affiliations and principal occupations for the past five years are as set forth below.

                                          YEAR FIRST
                            POSITION      ELECTED AS
                              WITH        AN OFFICER    PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE         FUND        OF THE FUND   DURING PAST 5 YEARS
---------------------         ----        -----------   -------------------
Scott J. Weiner          Chairman,           2002       Managing Principal,
333 South Grand Avenue   President and                  Payden and Rygel
Los Angeles, CA 90071    Trustee
Age: 42

Frank Peter Martin       Executive           2002       Executive Vice President,
333 South Grand Avenue   Vice President                 Metzler/Payden, LLC (since
Los Angeles, CA 90071                                   1999); Managing Director,
Age: 39                                                 Metzler Investment GmbH (since
                                                        1999); Managing Director,
                                                        Schroeders Investment Management
                                                        GmbH (1999); J. P. Morgan
                                                        Investment GmbH (1996-1998)

Yot Chattrabhuti         Vice President      2002       Senior Vice President, Mutual
333 South Grand Avenue                                  Fund Operations, Payden & Rygel
Los Angeles, CA 90071
Age: 46

Bradley F. Hersh         Vice President      2002       Vice President and Treasurer,
333 South Grand Avenue   and Treasurer                  Payden & Rygel (since 1998);
Los Angeles, CA 90071                                   previously, Assistant Controller
Age: 33                                                 Sierra Capital Management

David L. Wagner          Vice President      2002       Vice President, Risk Management,
333 South Grand Avenue                                  Payden & Rygel
Los Angeles, CA 90071
Age: 51

Edward S. Garlock        Secretary           2002       Managing Principal and General
333 South Grand Avenue                                  Counsel, Payden & Rygel
Los Angeles, CA 90071
Age: 51

Each of the Group and the Adviser has adopted a Code of Ethics pursuant to Rule 17j-1 of the Investment Company Act of 1940, as amended. Each Code of Ethics permits applicable personnel subject to the particular Code of Ethics to invest in securities, including under certain circumstances securities that may be purchased or held by the Funds of the Group.

ADVISER
Metzler/Payden, founded in 1998, is a joint venture between Payden & Rygel ("P&R") and MP&R Ventures, Inc., an affiliate of B. Metzler seel. Sohn & Co. Holding AG ("Metzler") of Frankfurt, Germany. It currently has approximately $1 billion of assets under management. P&R, founded in 1983, is one of the largest independent investment counseling firms in the United States, with over 120 employees and over $40 billion in assets under management for over 300 clients. Metzler is a major German financial institution, and through its various subsidiaries, is one of the leading investment managers in Germany. It manages assets totaling approximately 11 billion euro for institutional clients and mutual funds, including European equity and balanced funds.

The Adviser's focus is the management of equity and fixed income securities in both the domestic and global markets. Portfolios are actively managed according to client approved guidelines and benchmarks. In addition to its own employees, the Adviser's investment management process utilizes different teams, composed of personnel made available by P&R and Metzler pursuant to a Service Agreement, which are responsible for the day-to-day management of client portfolios, including each of the Funds, within the broad investment parameters set by the Adviser's Co-Chief Investment Officers. The Adviser also utilizes futures and options strategies, primarily as defensive measures to control currency and interest rate volatility.

The Adviser provides investment management services to the Funds pursuant to an Investment Management Agreement with the Group dated as of June 21, 2002. The Agreement provides that the Adviser will pay all expenses incurred in connection with managing the ordinary course of a Fund's business, except the following expenses, which are paid by each Fund: (i) the fees and expenses incurred by a Fund in connection with the management of the investment and reinvestment of the Fund's assets; (ii) the fees and expenses of Trustees who are not affiliated persons, as defined in Section 2(a)(3) of the 1940 Act, of the Adviser; (iii) the fees and expenses of the Trust's Custodian, Transfer Agent, Fund Accounting Agent and Administrator; (iv) the charges and expenses of legal counsel and independent accountants for the Group; (v) brokers' commissions and any issue or transfer taxes chargeable to a Fund in connection with its securities and futures transactions; (vi) all taxes and corporate fees payable by a Fund to federal, state or other governmental agencies; (vii) the fees of any trade associations of which the Group may be a member; (viii) the cost of fidelity bonds and trustees and officers errors and omission insurance; (ix) the fees and expenses involved in registering and maintaining registration of a Fund and of its shares with the SEC, registering the Group as a broker or dealer and qualifying the shares of a Fund under state securities laws, including the preparation and printing of the Trust's registration statements, prospectuses and statements of additional information for filing under federal and state securities laws for such purposes; (x) communications expenses with respect to investor services and all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders; (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business, and (xii) any expenses assumed by the Group pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

The Investment Advisory Agreement provides that the Adviser receives a monthly fee from each Fund at the annual rate of 0.75% of average daily net assets.

The Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or from reckless disregard by the Adviser of its duties and obligations thereunder. Unless earlier terminated as described below, the Agreement will continue in effect with respect to each Fund for two years after the Fund's inclusion in its Master Trust Agreement (on or around its commencement of operations) and then continue for each Fund for periods not exceeding one year so long as such continuation is approved annually by the Board of Trustees (or by a majority of the outstanding voting shares of each Fund as defined in the 1940 Act) and by a majority of the Trustees who are not interested persons of any party to the Agreement by vote cast in person at a meeting called for such purpose. The Agreement terminates upon assignment and may be terminated with respect to a Fund without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

In determining whether to approve the Agreement, the Board of Trustees evaluated information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Board considered a number of factors, including the quality of the services proposed to be provided to the Funds and the projected fees and expenses to be borne by the Funds.

In reviewing the quality of the services to be provided to the Funds, the Board reviewed the experience and performance results of the Adviser and its employees in managing similar separate accounts and in acting as sub-adviser to various series of The Payden & Rygel Investment Group, an open-end registered investment company for which the independent trustees serve as trustees. The Board also considered the quality and depth of the Adviser's organization in general and of the investment professionals who will be providing services to the Funds. In reviewing the projected fees and expenses of the Funds, the Board noted that the advisory fees and total expenses as a percentage of the Funds' average net assets were favorable in relation to the peer groups for each of the Funds.

ADMINISTRATOR, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

Treasury Plus, Inc. ("Administrator"), located at 333 South Grand Avenue, Los Angeles, California 90071, is a wholly owned subsidiary of Payden & Rygel, one of the two owners of the Adviser, and serves as Administrator to the Fund. Under its Administration Agreement with the Group, the Administrator has agreed to prepare periodic reports to regulatory authorities, maintain financial accounts and records of the Fund, transmit communications by the Fund to shareholders of record, make periodic reports to the Board of Trustees regarding Fund operations, and oversee the work of the fund accountant. For providing administrative services to the Group, the Administrator receives a monthly fee at the annual rate of 0.08% of the daily net assets of the Group.

Treasury Plus, Inc., located at 333 South Grand Avenue, Los Angeles, California 90071, also provides transfer agency services to the Group. These services include the issuance and redemption of Fund shares, maintenance of shareholder accounts and preparations of annual investor tax statements. Treasury Plus, Inc. receives fees for these transfer agency services, and certain out-of-pocket expenses are also reimbursed at actual cost.

Boston Safe Deposit and Trust Company ("Boston Safe"), located at 135 Santilli Highway, Everett, Massachusetts 02149, provides fund accounting services to the Group. These services include the calculation of daily expense accruals and net asset value per share for the Funds. Boston Safe receives fees for these fund accounting services, and certain out-of-pocket expenses are also reimbursed at actual cost.

The liability provisions of the Group's agreements with Treasury Plus and Boston Safe are similar to those of the Investment Management Agreement discussed above. In addition, the Group has agreed to indemnify Treasury Plus and Boston Safe Bank against certain liabilities. The respective agreements may be terminated by either party on 90 days notice.

                             PORTFOLIO TRANSACTIONS

The Funds pay commissions to brokers in connection with the purchase and sale of equity securities, options and futures contracts. There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities involve commissions which are generally higher than those in the United States.

The Adviser places all orders for the purchase and sale of portfolio securities, options and futures contracts for the Funds it manages and buys and sells such securities, options and futures for the Funds through a substantial number of brokers and dealers. In so doing, the Adviser seeks the best execution available. In seeking the most favorable execution, the Adviser considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Adviser has no "soft dollar" arrangement with any broker-dealer.

Some securities considered for investment by a Fund's portfolio may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of a Fund is considered at or about the same time as a similar transaction for one or more other clients served by the Adviser, transactions in such securities will be allocated among the Fund and other clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Board of Trustees.

The Adviser manages the Funds without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws (see "Taxation"). Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The higher the rate of portfolio turnover, the higher these transaction costs borne by the Funds generally will be. The turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for a particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In calculating the rate of portfolio turnover, all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less, are excluded. Interest rate and currency swap, cap and floor transactions do not affect the calculation of portfolio turnover.

The Board of Trustees periodically reviews the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds.

                            PURCHASES AND REDEMPTIONS

Certain managed account clients of the Adviser may purchase shares of the Fund. To avoid the imposition of duplicative fees, the Adviser may be required to make adjustments in the management fees charged separately by the Adviser to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Fund.

The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Each Fund reserves the right to pay any redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder would incur transaction costs upon the disposition of the securities received in the distribution.

Due to the relatively high cost of maintaining smaller accounts, each Fund reserves the right to redeem shares in any account for their then-current value (which will be promptly be paid to the investor) if at any time, due to shareholder redemptions, the shares in the Fund account do not have a value of at least $5,000. An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least $5,000 before the redemption is processed. The Declaration of Trust also authorizes the Funds to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

                        VALUATION OF PORTFOLIO SECURITIES

Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or last bid price is normally used.

Fixed income securities are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques. Such techniques take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

Foreign securities are valued at the closing bid price in the principal market where they are traded, or, if closing prices are unavailable, at the last traded bid price available prior to the time a fund's net asset value is determined. Foreign security prices that cannot be obtained by the quotation services are priced individually by the pricing service using dealer-supplied quotations.

Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees.

All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Generally, trading in corporate bonds, U.S. government securities, foreign securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. The values of any such securities held by a Fund are determined as of such times for the purpose of computing the Fund's net asset value. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. If a significant event that is expected to affect the value of a portfolio security materially occurs after the close of an exchange on which that security is traded, then the security will be valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

                                    TAXATION

Each Fund intends to qualify annually and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Diversification Test"). The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly relating to investing in stocks or securities. To date, such regulations have not been issued.

In addition, no definitive guidance currently exists with respect to the classification of cross-currency swaps as securities or foreign currencies for purposes of certain of the tests described above. Accordingly, to avoid the possibility of disqualification as a regulated investment company, a Fund will limit its positions in swaps to transactions for the purpose of hedging against currency fluctuation risks, and will treat swaps as excluded assets for purposes of determining compliance with the Diversification Test.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from the prior eight years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders, if the Fund distributes to its shareholders at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any long-term capital losses) and 90% of its net exempt interest income each taxable year. Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income monthly and any net capital gains annually. Investment company taxable income or net capital gains not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (with adjustments) for the calendar year and foreign currency gains or losses for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, the Funds intend to make their distributions in accordance with the distribution requirements.

DISTRIBUTIONS

Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

Dividends paid by a Fund generally are not expected to qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund's shares and are not eligible for the dividends received deduction. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

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

HEDGING TRANSACTIONS

Many of the options, futures contracts and forward contracts used by the Funds are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income or net capital gain for the taxable year in which such losses are realized. Because limited regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The qualifying income and diversification requirements applicable to the Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

SALES OF SHARES

Upon disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed by "wash sale" rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

A Fund may be required to withhold for U.S. federal income taxes 30% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

FOREIGN INVESTMENTS

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund amortizes or accrues premiums or discounts, accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use such amount (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified in writing within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year. Absent the Fund making the election to "pass through" the foreign source income and foreign taxes, none of the distributions may be treated as foreign source income for purposes of the foreign tax credit calculation.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders of the Fund. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit is modified for purposes of the Federal alternative minimum tax and can be used to offset only 90% of the alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

OTHER TAXES

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation.

Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders.

                            DISTRIBUTION ARRANGEMENTS

DISTRIBUTOR

Payden & Rygel Distributors, 333 South Grand Avenue, Los Angeles, California 90071, acts as Distributor to the Group pursuant to a Distribution Agreement with the Group dated as of June 21, 2002. The Distributor has agreed to use its best efforts to effect sales of shares of the Funds, but is not obligated to sell any specified number of shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Management Agreement described above. Pursuant to the Agreement, the Group has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933.

No compensation is payable by the Funds to the Distributor for its distribution services. The Distributor pays for the personnel involved in accepting orders for purchase and redemption of Fund shares, expenses incurred in connection with the printing of Prospectuses and Statements of Additional Information (other than those sent to existing shareholders), sales literature, advertising and other communications used in the public offering of shares of a Fund, and other expenses associated with performing services as distributor of the Funds' shares. Each Fund pays the expenses of issuance, registration and transfer of its shares, including filing fees and legal fees.

                                FUND PERFORMANCE

The Funds may quote their performance in various ways. All performance information supplied by a Fund in advertising is historical and is not intended to indicate future returns. A Fund's share price, yield and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

Performance information for a Fund may be compared to various unmanaged indices (such as the Morgan Stanley World Index) or indices prepared by Lipper Analytical Services and other entities or organizations which track the performance of investment companies or investment advisers. Comparisons may also be made to indices or data in publications such as Forbes, Barron's, The Wall Street Journal, The New York Times, and Business Week. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance a Fund to other funds in appropriate categories over specific periods of time may also be quoted in advertising. Unmanaged indices generally do not reflect deductions for administrative and management costs and expenses. The Adviser may also report to shareholders or to the public in advertisements concerning the performance of the Adviser as adviser to clients other than the Funds, and on the comparative performance or standing of the Adviser in relation to other money managers. Such comparative information may be compiled or provided by independent rating services or other organizations.

Information regarding a Fund may also be included in newsletters or other general communications by the Adviser to advisory clients and potential clients. These publications principally contain information regarding market and economic trends and other general matters of interest to investors, such as: principles of investing which, among other things includes asset allocation, model portfolios, diversification, risk tolerance and goal setting, saving for college or other goals or charitable giving; long-term economic or market trends; historical studies of gold, other commodities, equities, fixed income securities and statistical market indices; new investment theories or techniques; economic and/or political trends in foreign countries and their impact on the United States; municipal bond market fundamentals and trends; corporate financing trends and other factors that may impact corporate debt; and housing trends and other economic factors that may impact mortgage rates and lending activity. In addition, the Adviser may quote financial or business publications and periodicals as they relate to fund management, investment philosophy and investment techniques. Materials may also include discussions regarding the products and services of the Adviser.

Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills and the U.S. rate of inflation (based on the Consumer Price Index) and a combination of various capital markets. The Group may use the long-term performance of these capital markets in order to demonstrate general long-term risk-versus-reward investment scenarios or the value of a hypothetical investment in any of these capital markets. The performance of these capital markets is based on the returns of several different indices. Ibbotson calculates total returns in the same method as the Group. Performance comparisons could also include the value of a hypothetical investment in any of the capital markets.

If appropriate, the Group may compare the performance of a Fund or the performance of securities in which a Fund may invest to averages published by IBC USA (Publications, Inc.). These averages assume reinvestment of distributions.

The Fund may quote its fund number, Quotron(TM) number and CUSIP number or quote its current portfolio manager or any member of the Adviser's market strategy group.

TOTAL RETURN CALCULATIONS

Total returns quoted in advertising with respect to a class of shares of the Fund reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the class' net asset value per share over the period. Average annual total returns for each class are calculated by determining the growth or decline in value of a hypothetical historical investment in that class of shares of a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would result from an average annual total return of 7.18%, which is the steady annual total return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns for each class of shares reflecting the simple change in value of an investment over a stated period of time. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income, capital (including capital gains and changes in share price) and currency returns in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information maybe quoted numerically, or in a table, graph or similar illustration.

                                OTHER INFORMATION

CAPITALIZATION

Each Fund is a series of The Metzler/Payden Investment Group, an open-end management investment company organized as a Delaware business trust in March 2002. The capitalization of the Funds consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees has currently authorized five series of shares: European Tactical Allocation Fund, European Emerging Markets Fund, Euroland Blue Chip Fund, European Growth Fund, and International Equity Fund.

The Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) and additional classes of shares at any time in the future. Advisory and administrative fees will generally be charged to each class of shares based upon the assets of that class. Expenses attributable to a single class of shares will be charged to that class. Establishment and offering of additional portfolios will not alter the rights of the Funds' shareholders. Shares do not have preemptive rights or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Group. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the assets of the Fund.

Expenses incurred by the Group in connection with its organization and the initial public offering are being expensed to the Fund, subject to the expense limitation described in the Prospectus under "Management of the Funds -- Expense Guarantee".

DECLARATION OF TRUST

Under Delaware law, shareholders are not personally held liable for the obligation of the Funds. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund.

The Declaration of Trust provides further that no officer or Trustee of the Group will be personally liable for any obligations of the Group, nor will any officer or Trustee be personally liable to the Group or its shareholders except by reason of his own bad faith, willful misfeasance, gross negligence in the performance of his duties or reckless disregard of his obligations and duties. With these exceptions, the Declaration of Trust provides that a Trustee or officer of the Group is entitled to be indemnified against all liabilities and expenses, including reasonable accountants' and counsel fees, incurred by the Trustee or officer in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a Trustee or officer.

VOTING

Shareholders of the Funds and any other series of the Group will vote in the aggregate and not by series or class except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class of shares. Pursuant to Rule 18f-2 under the 1940 Act, the approval of an investment advisory agreement or any change in a fundamental policy would be acted upon separately by the series affected. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Group voting without regard to series or class.

MARKET PRICING ERRORS

The Board of Trustees has adopted guidelines concerning correction of market pricing errors which set forth the procedures used in handling market pricing errors and their impact on a Fund's net asset value ("NAV") and its shareholders. Depending on the size of the error, corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to the Fund, or correction of any erroneous NAV, compensation to the Fund and reprocessing of individual shareholder transactions. Under the guidelines exceptions to the policy may be granted as facts or circumstances warrant.

CUSTODIAN

The Boston Safe Deposit and Trust Company serves as Custodian for the assets of the Funds. The Custodian's address is One Boston Place, Boston, Massachusetts 02109. Under its Custodian Agreement with the Group, the Custodian has agreed among other things to maintain a separate account in the name of each Fund; hold and disburse portfolio securities and other assets on behalf of the Funds; collect and make disbursements of money on behalf of the Funds; and receive all income and other payments and distributions on account of each Fund's portfolio securities.

Pursuant to rules adopted under the 1940 Act, the Funds may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. The Board of Trustees has delegated to the Custodian the selection of foreign custodians and to the Adviser the selection of securities depositories. Selection of such foreign custodial institutions and securities depositories is made following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Funds; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and risks of nationalization or expropriation of Fund assets. No assurance can be given that the appraisal by the Custodian and the Adviser of the risks in connection with foreign custodial and securities depository arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Portfolio will not occur, and shareholders bear the risk of losses arising from these or other events.

INDEPENDENT AUDITORS

Deloitte & Touche LLP serves as the independent auditors for the Funds. Deloitte & Touche LLP provides audit and tax return preparation services to the Group. The independent auditors' address is Two Prudential Plaza, 180 N. Stetson Avenue, Chicago, Illinois 60601.

COUNSEL

Paul, Hastings, Janofsky & Walker LLP pass upon certain legal matters in connection with the shares offered by the Group, and also act as counsel to the Group, the Adviser and the Distributor. It's address is 515 South Flower Street, Los Angeles, California 90071.

LICENSE AGREEMENT

The Adviser has entered into a non-exclusive License Agreement with the Group which permits the Group to use the name "Metzler/Payden". The Adviser has the right to require the Group to cease using the name at such time as the Adviser is no longer employed as investment manager to the Group.

REGISTRATION STATEMENT

This Statement of Additional Information and the Prospectus do not contain all the information included in the Group's registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.